Exhibit 99.2

July 27, 2010 Second Quarter Results

Forward Looking Statements This conference call may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2009 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Where to Find Materials/Archives A replay of the conference call will be available through September 13, 2010 at (800) 475-6701 in the U.S., access code: 161256, and internationally at (320) 365-3844, access code: 161256. The webcast and the materials will also be archived on our website at www.rocksp.com and are accessible by clicking on “Company News.”

Agenda Second Quarter Highlights Financial Summary Summary Appendices Note: All ’10 and ’09 data, other than as noted, for continuing operations only.

Second Quarter Highlights

Second Quarter Highlights Net sales of $874.5 mm - Up 19.7% versus prior year; up 24.0% on a constant currency basis - Strong rebound of volumes across all geographies and almost all businesses - Significant organic growth in Specialty Chemicals and Advanced Materials Adjusted EBITDA* of $172.2 mm - Up 37.4% versus prior year - Up 43.3% on a constant currency basis Adjusted EBITDA* margin of 19.7% - As compared with 17.2% margin in Q2 2009 - Strong margin rebound in improving demand environment - Higher volumes, stable raw material cost and continued disciplined approach to pricing and cost control drove significant increase vs. prior year Adjusted EPS* of $0.59 - Increase versus prior year driven primarily by higher volumes and continued focus on cost control Free cash flow* of $86.7 mm - Strong EBITDA in the quarter, combined with continued tight working capital management behind strong volume growth, contributed to excellent free cash flow generation * Non-GAAP measure; see reconciliation in the appendix

Second Quarter and First Half Summary

($M) , except EPS	Second Quarter				First Half			
			% Change				*% Change*	
	Yr 2010	**Yr 2009**	*Total*	*Constant Currency* [b]	**Yr 2010**	**Yr 2009**	*Total*	*Constant Currency* [b]
Continuing Operations:								
Net Sales	874.5	730.4	*19.7%*	*24.0%*	1,708.4	1,390.4	*22.9%*	*22.1%*
Adjusted EBITDA [a]	172.2	125.3	*37.4%*	*43.3%*	337.2	234.5	*43.8%*	*43.3%*
Adj. EBITDA Margin	*19.7%*	*17.2%*	*2.5 ppt*		*19.7%*	*16.9%*	*2.8 ppt*	
Net Income (Loss) - as reported	52.4	0.6	*8633.3%*		89.3	(3.2)	*2890.6%*	
EPS (Diluted) - as reported [c]	0.68	0.01	*6700.0%*		1.15	(0.04)	*2975.0%*	
Net Income (Loss) - as adjusted [d]	45.5	9.4	*384.0%*		81.5	7.6	*972.4%*	
EPS (Diluted) - as adjusted [d] [e]	0.59	0.13	*353.8%*		1.05	0.10	*950.0%*	

(a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices.

(b) Based on constant currencies. See Appendices.

(c) For the second quarter, Yr 2010 based on share count of 77,583; Yr 2009 based on share count of 74,347.
For the first half, Yr 2010 based on share count of 77,359; Yr 2009 based on share count of 74,073.

(d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices.

(e) The effect of stock-based awards is excluded from as reported diluted EPS for the first half of 2009 as it is anti-dilutive. On an as adjusted basis, these awards are dilutive; normalized diluted shares outstanding were 74,261 for the first half of 2009.

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Net Sales Growth Second Quarter First Half ($M) Net Sales % Change ($M) Net Sales % Change Yr 2010 Qtr 2 874.5 Yr 2010 YTD 1,708.4 Yr 2009 Qtr 2 730.4 Yr 2009 YTD 1,390.4 Change 144.1 19.7% Change 318.0 22.9% Due to (Approx.): Due to (Approx.): Pricing 2.2 0.3% Pricing (10.8) (0.8%) Currency (31.4) (4.3%) Currency 10.4 0.7% Volume/Mix 173.3 23.7% Volume/Mix 318.4 22.9%

Results By Segment – Second Quarter @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Q2 2010 Q2 2009 Total Constant Currency (b) Q2 2010 % Sales Q2 2009 % Sales Total Constant Currency (b) Specialty Chemicals 287.3 236.2 21.6% 24.1% 73.4 25.5% 57.5 24.3% 27.7% 30.6% Performance Additives 199.4 180.1 10.7% 13.1% 37.0 18.6% 22.3 12.4% 65.9% 70.4% Titanium Dioxide Pigments 190.3 164.3 15.8% 23.9% 29.6 15.6% 19.5 11.9% 51.8% 64.1% Advanced Ceramics 129.6 97.1 33.5% 41.0% 40.6 31.3% 26.1 26.9% 55.6% 64.8% Specialty Compounds 66.2 51.6 28.3% 29.5% 10.1 15.3% 8.9 17.2% 13.5% 13.5% Corporate and Other 1.7 1.1 54.5% 63.6% (18.5) (9.0) (105.6%) (107.8%) Total Rockwood $874.5 $730.4 19.7% 24.0% $172.2 19.7% $125.3 17.2% 37.4% 43.3% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Results By Segment – First Half @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) YTD 2010 YTD 2009 Total Constant Currency (b) YTD 2010 % Sales YTD 2009 % Sales Total Constant Currency (b) Specialty Chemicals 576.9 461.5 25.0% 22.5% 147.2 25.5% 107.8 23.4% 36.5% 34.8% Performance Additives 376.6 335.4 12.3% 12.0% 66.5 17.7% 42.9 12.8% 55.0% 55.5% Titanium Dioxide Pigments 371.4 303.3 22.5% 23.5% 60.3 16.2% 41.0 13.5% 47.1% 48.8% Advanced Ceramics 254.3 185.0 37.5% 37.8% 77.6 30.5% 43.9 23.7% 76.8% 77.2% Specialty Compounds 126.0 102.7 22.7% 21.0% 19.2 15.2% 16.7 16.3% 15.0% 13.2% Corporate and Other 3.2 2.5 28.0% 28.0% (33.6) (17.8) (88.8%) (88.8%) Total Rockwood $1,708.4 $1,390.4 22.9% 22.1% $337.2 19.7% $234.5 16.9% 43.8% 43.3% (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Specialty Chemicals In the Fine Chemicals business, higher volumes of lithium products and metal sulfide applications were partially offset by lower selling prices of potash and lithium carbonate. In the Surface Treatment business, higher volumes in all markets, particularly in automotive, general industrial and coil/cold forming applications, and lower raw material costs had a favorable impact on the results. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) Second Quarter 287.3 236.2 21.6% 24.1% 73.4 57.5 27.7% 30.6% Adj. EBITDA Margin 25.5% 24.3% 1.2 ppt First Half 576.9 461.5 25.0% 22.5% 147.2 107.8 36.5% 34.8% Adj. EBITDA Margin 25.5% 23.4% 2.1 ppt

Performance Additives Net sales and Adjusted EBITDA were up primarily from higher volumes of coatings and inks and oilfield applications in the Clay-based Additives business and higher volumes of specialty and coatings products in the Color Pigments and Services business. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) Second Quarter 199.4 180.1 10.7% 13.1% 37.0 22.3 65.9% 70.4% Adj. EBITDA Margin 18.6% 12.4% 6.2 ppt First Half 376.6 335.4 12.3% 12.0% 66.5 42.9 55.0% 55.5% Adj. EBITDA Margin 17.7% 12.8% 4.9 ppt

Titanium Dioxide Pigments Net sales and Adjusted EBITDA were up primarily from higher volumes in all applications, as well as higher selling prices, partially offset by lower production volumes due to scheduled maintenance work. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) Second Quarter 190.3 164.3 15.8% 23.9% 29.6 19.5 51.8% 64.1% Adj. EBITDA Margin 15.6% 11.9% 3.7 ppt First Half 371.4 303.3 22.5% 23.5% 60.3 41.0 47.1% 48.8% Adj. EBITDA Margin 16.2% 13.5% 2.7 ppt

Advanced Ceramics Net sales and Adjusted EBITDA were up from higher volumes in all product applications, including medical, automotive, electronic and other industrial applications. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) Second Quarter 129.6 97.1 33.5% 41.0% 40.6 26.1 55.6% 64.8% Adj. EBITDA Margin 31.3% 26.9% 4.4 ppt First Half 254.3 185.0 37.5% 37.8% 77.6 43.9 76.8% 77.2% Adj. EBITDA Margin 30.5% 23.7% 6.8 ppt

Specialty Compounds Net sales and Adjusted EBITDA were up primarily from higher volumes in most applications, primarily in wire and cable. Adjusted EBITDA was negatively impacted by higher raw material costs, primarily PVC resin and plasticizer costs. (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices. @ Actual Rates Net Sales Adj. EBITDA (a) % Change % Change ($M) Yr 2010 Yr 2009 Total Constant Currency (b) Yr 2010 Yr 2009 Total Constant Currency (b) Second Quarter 66.2 51.6 28.3% 29.5% 10.1 8.9 13.5% 13.5% Adj. EBITDA Margin 15.3% 17.2% (1.9) ppt First Half 126.0 102.7 22.7% 21.0% 19.2 16.7 15.0% 13.2% Adj. EBITDA Margin 15.2% 16.3% (1.1) ppt

Financial Summary

Income Statement - Reported ($M) Second Quarter First Half Yr 2010 Yr 2009 Yr 2010 Yr 2009 Net sales 874.5 730.4 1,708.4 1,390.4 Gross profit 281.5 203.2 548.2 385.3 Gross Profit % 32.2% 27.8% 32.1% 27.7% Operating Income 106.7 48.2 201.9 77.3 Operating income % 12.2% 6.6% 11.8% 5.6% Interest expense, net (a) (36.3) (28.5) (78.1) (77.8) Loss on early extinguishment of debt - (27.9) - (25.7) Foreign exchange (loss) gain, net (0.4) 16.5 (0.1) 10.9 Other, net - 0.3 0.5 0.4 Income (loss) from continuing operations before taxes $70.0 $8.6 $124.2 $(14.9) Income tax provision (benefit) 15.2 10.6 32.7 (6.1) Income (loss) from continuing operations $54.8 $(2.0) $91.5 $(8.8) Income from discontinued operations, net of tax - 1.1 - 3.4 Net income (loss) $54.8 $(0.9) $91.5 $(5.4) Net (income) loss attributable to noncontrolling interest (2.4) 2.6 (2.2) 5.6 Net income attributable to Rockwood Holdings, Inc. $52.4 $1.7 $89.3 $0.2 Amounts attributable to Rockwood Holdings, Inc.: Income (loss) from continuing operations 52.4 0.6 89.3 (3.2) Income from discontinued operations - 1.1 - 3.4 Net income $52.4 $1.7 $89.3 $0.2 (a) Interest expense, net includes: Interest expense on debt, net (40.4) (38.5) (82.7) (75.8) Mark-to-market gains on interest rate swaps 5.6 12.2 7.7 2.6 Deferred financing costs (1.5) (2.2) (3.1) (4.6) Total $(36.3) $(28.5) $(78.1) $(77.8)

Reconciliation of Net Income to Adjusted EBITDA ($M) 2010 2009 2010 2009 Net income attributable to Rockwood Holdings, Inc. 52.4 1.7 89.3 0.2 Net income (loss) attributable to noncontrolling interest 2.4 (2.6) 2.2 (5.6) Net income (loss) 54.8 (0.9) 91.5 (5.4) Income tax provision (benefit) 15.2 10.6 32.7 (6.1) Income from discontinued operations, net of tax - (1.1) - (3.4) Income (loss) from continuing operations before taxes 70.0 8.6 124.2 (14.9) Interest expense, net 36.3 28.5 78.1 77.8 Depreciation and amortization 63.0 68.9 129.9 137.0 Sub-Total 169.3 106.0 332.2 199.9 Restructuring and other severance costs 1.2 4.0 3.4 11.8 Systems/organization establishment expenses 0.5 1.0 1.4 3.1 Acquisition and disposal costs 0.4 - 0.6 - Loss on early extinguishment of debt - 27.9 - 25.7 Loss on sale of assets and other 0.1 - 0.1 0.1 Foreign exchange loss (gain), net 0.4 (16.5) 0.1 (10.9) Other 0.3 2.9 (0.6) 4.8 Total Adjusted EBITDA $172.2 $125.3 $337.2 $234.5 First Half Second Quarter

Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $52.4 $0.68 $89.3 $1.15 Adjustments to expenses from continuing operations: Restructuring and other severance costs 1.0 0.01 2.2 0.03 Systems/organization establishment expenses 0.4 0.01 1.0 0.01 Other 0.7 0.01 0.2 - Subtotal 2.1 0.03 3.4 0.04 Adjustments to income from continuing operations: Mark-to-market swap gain (4.5) (0.06) (5.7) (0.07) Impact of tax related items (3.8) (0.05) (4.2) (0.05) Foreign exchange gains on financing activities (0.7) (0.01) (1.3) (0.02) Subtotal (9.0) (0.12) (11.2) (0.14) Total adjustments (6.9) (0.09) (7.8) (0.10) As adjusted $45.5 $0.59 $81.5 $1.05 Weighted average number of diluted shares outstanding 77,583 77,359 First Half 2010 Second Quarter 2010 (a) The tax effects of the adjustments are benefits of $4.8 million for the second quarter 2010 and $5.0 million for the first half 2010, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (a)

Tax Provision Reconciliation – Second Quarter 2010 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (a) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $70.0 $15.2 $(2.4) $52.4 Adjustments to expenses from continuing operations: Restructuring and other severance costs 1.2 0.2 1.0 Systems/organization establishment expenses 0.5 0.1 0.4 Other 0.8 0.1 0.7 Adjustments to income from continuing operations: Mark-to-market swap gain (b) (5.6) (0.7) 0.4 (4.5) Impact of tax related items (c) - 3.8 (3.8) Foreign exchange gains on financing activities (d) 0.4 1.1 (0.7) As adjusted $67.3 $19.8 $(2.0) $45.5 (b) MTM gain / loss in the US is not tax effected because of valuation allowances. Second Quarter 2010 (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (d) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance. Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes. (c) Represents the impact of tax rate changes, settlement of certain tax positions related to acquisition accounting and a benefit related to a functional currency change.

Consolidated Net Debt

	December 31, 2009		March 31, 2010		June 30, 2010	
($M)	as reported	Covenant	as reported	Covenant	as reported	Covenant
Balance Sheet FX-Rate	*1.43*	*1.39*	*1.35*	*1.41*	*1.22*	*1.39*
LTM Adj EBITDA - as reported	**$540.5**	**$540.5**	**$596.3**	**$596.3**	**$643.1**	**$643.1**
Acquisition related and other adjustments [(a)]		(0.2)		(1.2)		(0.2)
LTM Adj EBITDA - for covenant purposes	**$540.5**	**$540.3**	**$596.3**	**$595.1**	**$643.1**	**$642.9**
Net Debt [(b)]						
TiO2 Venture Revolver	14.3	13.9	-	-	-	-
Rockwood Term Loans	1,506.9	1,495.5	1,469.9	1,488.4	1,432.3	1,481.7
TiO2 Venture Term Loan	343.7	334.6	324.2	339.3	281.5	320.0
Assumed Debt	105.3	97.0	98.7	97.5	89.7	94.6
Sr. Sub. Notes 2014	558.2		537.9		506.1	
Total Debt	**$2,528.3**	**$1,941.0**	**$2,430.7**	**$1,925.2**	**$2,309.6**	**$1,896.2**
Cash	(300.5)	(100.0)	(309.6)	(100.0)	(376.2)	(100.0)
Net Debt	**$2,227.9**	**$1,841.0**	**$2,121.1**	**$1,825.2**	**$1,933.4**	**$1,796.2**
Covenant - as calculated		**3.41 x**		**3.07 x**		**2.79 x**
Covenant - with full cash		**3.04 x**		**2.71 x**		**2.36 x**
Covenant per Credit Agreement		4.40 x		4.40 x		4.25 x

(a) Includes proforma Adjusted EBITDA as well as anticipated synergies for acquired businesses and excludes Adjusted EBITDA from unrestricted subsidiaries.
(b) Covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc specifies maximum level of cash at $100 million and converts Euro denominated debt at average Euro-rate during LTM period.

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Net Debt / LTM Adjusted EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc., but using total Cash instead of a maximum level of $100 million. Covenant leverage ratio definition changed from Net Total Debt to Adjusted EBITDA to Net Secured Debt to Adjusted EBITDA on June 15, 2009 Covenant Calculation based on Senior Debt only not to exceed 4.25x Rockwood at 2.36x at June 30 (using total Cash) 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 30-Jun-10 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA

Free Cash Flow ($M) Second Quarter 2010 First Half 2010 Adjusted EBITDA $172.2 $337.2 WC Change (a) (7.1) (46.9) Cash Taxes (b) (1.8) (14.0) Cash Interest (c) (40.4) (82.7) Cash From Operating Activities (d) $122.9 $193.6 CAPEX (e) (36.2) (71.3) Free Cash Flow $86.7 $122.3 (a) (b) Represents current portion of income tax provision. (c) Interest expense, net minus deferred financing costs and MTM of Swaps. (d) Excludes $8.5 million for the second quarter and $14.5 million for the first half of 2010 of special items and other, net. (e) CAPEX net of proceeds on sale of property, plant and equipment. Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures.

Appendices

Reconciliation of Net Income to Adjusted EBITDA ($M) 2010 2009 2010 2009 Net income attributable to Rockwood Holdings, Inc. 52.4 1.7 89.3 0.2 Net income (loss) attributable to noncontrolling interest 2.4 (2.6) 2.2 (5.6) Net income (loss) 54.8 (0.9) 91.5 (5.4) Income tax provision (benefit) 15.2 10.6 32.7 (6.1) Income from discontinued operations, net of tax - (1.1) - (3.4) Income (loss) from continuing operations before taxes 70.0 8.6 124.2 (14.9) Interest expense, net 36.3 28.5 78.1 77.8 Depreciation and amortization 63.0 68.9 129.9 137.0 Restructuring and other severance costs 1.2 4.0 3.4 11.8 Systems/organization establishment expenses 0.5 1.0 1.4 3.1 Acquisition and disposal costs 0.4 - 0.6 - Loss on early extinguishment of debt - 27.9 - 25.7 Loss on sale of assets and other 0.1 - 0.1 0.1 Foreign exchange loss (gain), net 0.4 (16.5) 0.1 (10.9) Other 0.3 2.9 (0.6) 4.8 Total Adjusted EBITDA $172.2 $125.3 $337.2 $234.5 First Half Second Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA - Second Quarter

($M)

Second Quarter 2010	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**38.4**	**14.2**	**10.1**	**20.9**	**5.6**	**(19.2)**	**70.0**
Interest expense, net	14.9	7.6	3.3	7.2	2.5	0.8	36.3
Depreciation and amortization	17.9	14.2	16.1	11.9	2.0	0.9	63.0
Restructuring and other severance costs	0.5	0.6	-	0.1	-	-	1.2
Systems/organization establishment expenses	0.3	0.1	0.1	-	-	-	0.5
Acquisition and disposal costs	0.4	-	-	-	-	-	0.4
Loss on sale of assets and other	0.1	-	-	-	-	-	0.1
Foreign exchange loss (gain), net	0.9	-	-	0.5	-	(1.0)	0.4
Other	-	0.3	-	-	-	-	0.3
Total Adjusted EBITDA	**$73.4**	**$37.0**	**$29.6**	**$40.6**	**$10.1**	**$(18.5)**	**$172.2**

Second Quarter 2009	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**13.1**	**(5.2)**	**(4.3)**	**(2.7)**	**3.2**	**4.5**	**8.6**
Interest expense, net	15.1	7.3	4.8	8.2	2.3	(9.2)	28.5
Depreciation and amortization	17.8	15.4	18.8	12.8	2.6	1.5	68.9
Restructuring and other severance costs	0.5	1.7	(0.1)	1.7	0.1	0.1	4.0
Systems/organization establishment expenses	0.1	0.6	0.3	0.1	-	(0.1)	1.0
Loss on early extinguishment of debt	10.1	2.2	-	6.6	0.7	8.3	27.9
Foreign exchange (gain) loss, net	(1.3)	0.1	-	(0.6)	-	(14.7)	(16.5)
Other	2.1	0.2	-	-	-	0.6	2.9
Total Adjusted EBITDA	**$57.5**	**$22.3**	**$19.5**	**$26.1**	**$8.9**	**$(9.0)**	**$125.3**

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Reconciliation of Pre-Tax Income to Adjusted EBITDA – First Half

($M) First Half 2010	Specialty Chemicals	Performance Additives	Titanium Dioxide Pigments	Advanced Ceramics	Specialty Compounds	Corporate and other	Consolidated
Income (loss) - cont. ops. before taxes	**78.2**	**18.8**	**18.3**	**37.6**	**10.1**	**(38.8)**	**124.2**
Interest expense, net	31.3	15.3	7.9	15.4	5.0	3.2	78.1
Depreciation and amortization	36.5	28.9	33.8	24.5	4.1	2.1	129.9
Restructuring and other severance costs	0.6	2.6	-	0.1	-	0.1	3.4
Systems/organization establishment expenses	0.7	0.3	0.3	0.1	-	-	1.4
Acquisition and disposal costs	0.5	-	-	-	-	0.1	0.6
Loss on sale of assets and other	0.1	-	-	-	-	-	0.1
Foreign exchange (gain) loss, net	(0.1)	0.1	-	(0.1)	-	0.2	0.1
Other	(0.6)	0.5	-	-	-	(0.5)	(0.6)
Total Adjusted EBITDA	**$147.2**	**$66.5**	**$60.3**	**$77.6**	**$19.2**	**$(33.6)**	**$337.2**
First Half 2009							
Income (loss) - cont. ops. before taxes	**26.3**	**(10.6)**	**(11.7)**	**(9.5)**	**6.0**	**(15.4)**	**(14.9)**
Interest expense, net	29.9	14.5	14.6	16.2	4.6	(2.0)	77.8
Depreciation and amortization	36.6	30.5	36.7	24.7	5.3	3.2	137.0
Restructuring and other severance costs	2.1	4.6	-	4.8	0.1	0.2	11.8
Systems/organization establishment expenses	0.4	1.1	1.4	0.2	-	-	3.1
Loss on early extinguishment of debt	10.5	2.2	-	6.9	0.7	5.4	25.7
Loss on sale of assets and other	0.1	-	-	-	-	-	0.1
Foreign exchange (gain) loss, net	(0.6)	0.1	-	0.6	-	(11.0)	(10.9)
Other	2.5	0.5	-	-	-	1.8	4.8
Total Adjusted EBITDA	**$107.8**	**$42.9**	**$41.0**	**$43.9**	**$16.7**	**$(17.8)**	**$234.5**

07/27/2010

ROCKWOOD HOLDINGS, INC. 27

Constant Currency Effect on Results – Second Quarter ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals 51.1 21.6 (5.8) 56.9 24.1 Performance Additives 19.3 10.7 (4.3) 23.6 13.1 Titanium Dioxide Pigments 26.0 15.8 (13.3) 39.3 23.9 Advanced Ceramics 32.5 33.5 (7.3) 39.8 41.0 Specialty Compounds 14.6 28.3 (0.6) 15.2 29.5 Corporate and Other 0.6 54.5 (0.1) 0.7 63.6 Total Net Sales $144.1 19.7% $(31.4) $175.5 24.0 % Adjusted EBITDA Specialty Chemicals 15.9 27.7 (1.7) 17.6 30.6 Performance Additives 14.7 65.9 (1.0) 15.7 70.4 Titanium Dioxide Pigments 10.1 51.8 (2.4) 12.5 64.1 Advanced Ceramics 14.5 55.6 (2.4) 16.9 64.8 Specialty Compounds 1.2 13.5 - 1.2 13.5 Corporate and Other (9.5) (105.6) 0.2 (9.7) (107.8) Total Adjusted EBITDA $46.9 37.4% $(7.3) $54.2 43.3 % Change: Second Quarter 2010 versus 2009 (a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period. (a)

Constant Currency Effect on Results – First Half ($M) Constant Currency basis Total Change in $ Total Change in % Constant Currency Effect in $ Net Change in $ Net Change in % Net Sales Specialty Chemicals 115.4 25.0 11.5 103.9 22.5 Performance Additives 41.2 12.3 1.0 40.2 12.0 Titanium Dioxide Pigments 68.1 22.5 (3.1) 71.2 23.5 Advanced Ceramics 69.3 37.5 (0.7) 70.0 37.8 Specialty Compounds 23.3 22.7 1.7 21.6 21.0 Corporate and Other 0.7 28.0 - 0.7 28.0 Total Net Sales $318.0 22.9% $10.4 $307.6 22.1 % Adjusted EBITDA Specialty Chemicals 39.4 36.5 1.9 37.5 34.8 Performance Additives 23.6 55.0 (0.2) 23.8 55.5 Titanium Dioxide Pigments 19.3 47.1 (0.7) 20.0 48.8 Advanced Ceramics 33.7 76.8 (0.2) 33.9 77.2 Specialty Compounds 2.5 15.0 0.3 2.2 13.2 Corporate and Other (15.8) (88.8) - (15.8) (88.8) Total Adjusted EBITDA $102.7 43.8% $1.1 $101.6 43.3 % Change: First Half 2010 versus 2009 (a) The constant currency effect is the translation impact calculated based on the change in the applicable rate, primarily the euro, to the U.S. dollar exchange rate for the applicable period. (a)

Reconciliation of Net Income/EPS – Second Quarter and First Half 2009 Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported $0.6 $0.01 $(3.2) $(0.04) Adjustments to expenses from continuing operations: Restructuring and other severance costs 3.2 0.04 9.3 0.13 Systems/organization establishment expenses 0.8 0.01 2.2 0.02 Loss on early extinguishment of debt, net 21.2 0.29 18.7 0.25 Tax allocation from other comprehensive income 6.6 0.09 - - Other 2.2 0.03 3.7 0.05 Subtotal 34.0 0.46 33.9 0.45 Adjustments to income from continuing operations: Mark-to-market swap gain (11.7) (0.16) (4.2) (0.06) Impact of tax related items (0.8) (0.01) (0.8) (0.01) Foreign exchange gains on financing activities (12.7) (0.17) (16.5) (0.22) Tax allocation from other comprehensive income - - (1.6) (0.02) Subtotal (25.2) (0.34) (23.1) (0.31) Total adjustments 8.8 0.12 10.8 0.14 As adjusted $9.4 $0.13 $7.6 $0.10 Weighted average number of diluted shares outstanding 74,347 74,261 (b) The effect of stock-based awards is excluded from as reported diluted EPS as it is anti-dilutive. However, on an adjusted basis, these awards are dilutive; for the first half 2009 normalized diluted shares outstanding were 74,261 compared to as reported diluted shares outstanding of 74,073. Second Quarter 2009 First Half 2009 (a) The tax effects of the adjustments are a provision of $1.3 million for the second quarter 2009 and a benefit of $19.4 million for the first half 2009, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. (a) (b)

Tax Provision Reconciliation – First Half 2010 ($M) Income (loss) from cont. ops. before taxes and noncontrolling interest Income tax provision (benefit) (a) Net loss (income) attributable to noncontrolling interest Income (loss) from continuing operations As reported $124.2 $32.7 $(2.2) $89.3 Adjustments to expenses from continuing operations: Restructuring and other severance costs 3.4 0.3 (0.9) 2.2 Systems/organization establishment expenses 1.4 0.3 (0.1) 1.0 Other 0.1 (0.1) 0.2 Adjustments to income from continuing operations: Mark-to-market swap gain (b) (7.7) (1.3) 0.7 (5.7) Foreign exchange gains on financing activities (c) 0.1 1.3 (0.1) (1.3) Impact of tax related items (d) - 4.2 (4.2) As adjusted $121.5 $37.4 $(2.6) $81.5 (d) Represents the impact of tax rate changes, settlement of certain tax positions related to acquisition accounting and a benefit related to a functional currency change. (c) Foreign exchange gains / losses in the US have no tax associated with them due to the valuation allowance. Foreign exchange gains / losses outside the US have a tax provision / benefit recorded which is added back for normalization purposes. First Half 2010 (b) MTM gain / loss in the US is not tax effected because of valuation allowances. (a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances.

Tax Provision Reconciliation 2009

($M)	Second Quarter 2009				First Half 2009			
	Income (loss) from cont. ops. before taxes and noncontrolling interest	Income tax provision (benefit) [a]	Net income attributable to noncontrolling interest	Income from continuing operations	Income (loss) from cont. ops. before taxes and noncontrolling interest	Income tax provision (benefit) [a]	Net income attributable to noncontrolling interest	Income from continuing operations
As reported	$8.6	$10.6	$2.6	$0.6	$(14.9)	$(6.1)	$5.6	$(3.2)
Adjustments to expenses from continuing operations:								
Restructuring and other severance costs	4.0	0.8		3.2	11.8	2.5		9.3
Systems/organization establishment expenses	1.0	0.1	(0.1)	0.8	3.1	0.5	(0.4)	2.2
Loss on early extinguishment of debt	27.9	6.7		21.2	25.7	7.0		18.7
Tax allocation from other comprehensive income	-	(6.6)		6.6				
Other	2.9	0.7		2.2	4.9	1.2		3.7
Adjustments to income from continuing operations:								
Mark-to-market swap gain [b]	(12.2)	(0.2)	0.3	(11.7)	(2.6)	0.7	(0.9)	(4.2)
Impact of tax related items	-	0.8		(0.8)	-	0.8		(0.8)
Foreign exchange gains on financing activities [c]	(16.5)	(3.7)	0.1	(12.7)	(10.9)	5.7	0.1	(16.5)
Tax allocation from other comprehensive income					-	1.6		(1.6)
As adjusted	$15.7	$9.2	$2.9	$9.4	$17.1	$13.9	$4.4	$7.6

(a) The tax effects of the adjustments are based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances.

(b) MTM gain / loss in the US is not tax effected because of valuation allowances.

(c) Tax provision on FX gains / losses is impacted by a permanent difference in a UK subsidiary.

07/27/2010

ROCKWOOD HOLDINGS, INC. 32

Reconciliation of Net Cash to Adjusted EBITDA Second Quarter First Half ($M) 2010 2010 Net cash provided by operating activities $114.4 $179.1 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 12.9 55.9 Current portion of income tax provision 1.8 14.0 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 40.4 82.7 Restructuring and other severance costs 1.2 3.4 Systems/organization establishment expenses 0.5 1.4 Bad debt provision 0.2 0.6 Other 0.8 0.1 Adjusted EBITDA $172.2 $337.2